UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      May 12, 2005

                       JUNO LIGHTING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-11631	36-2852993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 S. Wolf Road P.O. Box 5065, Des Plaines Illinois	60017-5065
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (847) 827-9880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (14 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-a(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events and Required FD DisclosureOther Events

On May 12, 2005, Juno Lighting, Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing that its Board of Directors had engaged Wachovia Capital Markets, LLC as its financial advisor to assist Juno in reviewing, developing and evaluating its various strategic alternatives to enhance shareholder value.

The information contained in this Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

The following exhibits are being furnished as part of this Form 8-K:

Exhibit Number	Description
Exhibit 99.1	Press Release issued by Juno Lighting, Inc. dated May 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUNO LIGHTING, INC.

DATE May 12, 2005	BY /s/ George J. Bilek
George J. Bilek
Executive Vice President and Chief Financial Officer

Exhibit 99.1

JUNO LIGHTING, INC. ENGAGES FINANCIAL ADVISOR

DES PLAINES, Ill. (May 12, 2005) - Juno Lighting, Inc. (Nasdaq: JUNO) today announced that its Board of Directors has engaged Wachovia Capital Markets, LLC as its exclusive financial advisor to assist Juno in reviewing, developing and evaluating its various strategic alternatives to enhance shareholder value. These possible alternatives may include, but are not limited to, a refinancing of Juno's debt, an equity offering, or a recapitalization or other strategic transaction, including a sale or merger of Juno, or one or more of its business units, to or with a third party. Commenting on the Schedule 13D filed by Abrams Capital today, a representative of Juno stated that its Board of Directors, with Wachovia's assistance, will review Abrams' proposal along with other strategic alternatives and proposals that have been or may be proposed in the context of this overall strategic assessment.

There can be no assurance Juno will complete any of the strategic alternatives described above. Juno expects that it will make no further announcement in connection with these alternatives unless and until Juno completes a refinancing, files a registration statement for an equity offering, enters into a definitive, binding agreement with respect to one or more of these alternatives and/or otherwise concludes its review of these alternatives.

Juno Lighting, Inc. is a leader in the design, manufacturing, and marketing of lighting fixtures for commercial and residential use. This press release contains various forward-looking statements that are not statements of historical events. Such forward-looking statements include statements regarding Wachovia's engagement and Juno's consideration of strategic alternatives. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary materially from those stated, indicated or expected. Such risks and uncertainties include: economic conditions generally, levels of construction and remodeling activities, our ability to improve manufacturing efficiencies, disruptions in manufacturing or distribution, product and price competition, raw material prices, our ability to develop and successfully introduce new products, consumer acceptance of such new products, the ability of our new products to perform as designed when utilized by consumers, technology changes, patent issues, exchange rate fluctuations, and other risks and uncertainties. Juno undertakes no obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.